UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 13, 2010
Cinemark Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33401 (Commission File Number)	20-5490327 (IRS Employer Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)	On May 13, 2010, Cinemark Holdings, Inc. (the “Company”) held its 2010 annual meeting of stockholders (the “Annual Meeting”).

(b)	The matters voted upon at the Annual Meeting were as follows:
i)	Election of three Class III directors to serve for three years on the Company’s Board of Directors; and

ii)	Approval and ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
              The table below states the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for each of the matters voted upon at the Annual Meeting.

					Broker Non-
Description of Matter	For	Against	Withheld	Abstentions	Votes
Election of Directors:
Benjamin D. Chereskin	95,030,416	—	825,294	—	10,170,693
Lee Roy Mitchell	94,566,368	—	1,289,342	—	10,170,693
Raymond W. Syufy	94,143,478	—	1,712,232	—	10,170,693
Ratification of the appointment of the Company’s independent, registered public accounting firm Deloitte & Touche, LLP:	105,804,738	45,556	—	176,109	—

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President — General Counsel

Date: May 14, 2010

3